SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 10, 2002


                       World Wrestling Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)


      Delaware                           000-27639              04-2693383
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(State or other jurisdiction           (Commission           (IRS Employer
 of incorporation)                     File Number)          Identification No.)


                    1241 East Main Street, Stamford, CT         06902
           -----------------------------------------------    ----------
               (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600

Item 5.  Other Events and Regulation FD Disclosure


World Wrestling Entertainment, Inc. (NYSE: WWE) has settled with William Morris Agency, Inc. a previously disclosed lawsuit between the two parties. Under the settlement, WWE has agreed to pay William Morris Agency, Inc. $13.0 million to end the litigation and to buy out all existing contractual arrangements.

As a result of the settlement, WWE will take a charge of $6.0 million in its second fiscal quarter ending October 25, 2002. In prior periods, the Company had accrued and expensed $7.0 million.





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




                                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WORLD WRESTLING ENTERTAINMENT, INC.



                                            By:  /s/ AUGUST J. LIGUORI
                                                 -------------------------------

                                                 August J. Liguori
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated:  October 10, 2002



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